                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

              CURRENT REPORT PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): JUNE 30, 2000


                                 NOVADIGM, INC.
             (Exact name of registrant as specified in its charter)


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
            DELAWARE                       0-26156                22-3160347
                                           -------
(State or other jurisdiction of    (Commission file number)    (I.R.S. Employer
 incorporation or organization)                               Identification No.)


ONE INTERNATIONAL BLVD., SUITE 200, MAHWAH, NJ                      07495
   (Address of principal executive offices)                       (Zip Code)
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                                 (201) 512-1000
              (Registrant's telephone number, including area code)

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Item 5. Other Events.

On July 5, 2000, Novadigm, Inc. ("Novadigm") issued a press release announcing that (i) Novadigm and Hewlett-Packard Company ("HP") had entered into a strategic alliance to integrate, market and sell Novadigm's software and content management products with HP's OpenView management solutions for the enterprise and service providers markets and (ii) HP will become an equity owner of Novadigm. A copy of the press release is filed herewith as Exhibit 1.

Pursuant to the Alliance Agreement (Exhibit 2 filed herewith), Novadigm and HP will (i) integrate the products of Novadigm and HP OpenView, (ii) jointly market and make available to existing and prospective customers the products of Novadigm and HP OpenView, as integrated, and (iii) provide customers the opportunity to replace HP OpenView's Desktop Administrator ("DTA") products and services with Novadigm's Radia products and services. In addition, under the Alliance Agreement, Novadigm agreed to issue to HP 940,000 shares (the "Consideration Shares") of Novadigm's common stock and a warrant (Exhibit 4 filed herewith) for an additional 250,000 shares (the "Warrant Shares") of common stock.

Concurrently with the execution of the Alliance Agreement, Novadigm and HP also entered into a Stockholder Rights Agreement (Exhibit 3 filed herewith) providing certain registration rights to HP with respect to the Consideration Shares and the Warrant Shares and subjecting the Consideration Shares and the Warrant Shares to certain restrictions on transfer and distribution control measures. In addition, Novadigm and HP entered into a distribution agreement which, for a fee of $2,500,000, provides a one-year limited license to HP to upgrade certain existing DTA customers to the Radia product.

Novadigm is currently evaluating the proper accounting treatment of the transactions created by the aforementioned agreements, including the fair market valuation of the Consideration Shares and the warranty, amortization of the acquired intangible asset, and recognition of revenue from licenses, subscriptions, and services. The accounting treatment of these transactions may affect the operating results of Novadigm for its first fiscal quarter and subsequent quarters in fiscal 2001 and beyond.


Item 7.  Financial Statements and Exhibits

     (a)  Not applicable.

     (b)  Not applicable.

     (c)  Exhibits.

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
          1 PRESS RELEASE, July 5, 2000 "HP Takes Equity Stake in Novadigm with Global Marketing, Sales and Technology Alliance"

          2 ALLIANCE AGREEMENT, dated as of June 30, 2000, between Novadigm, Inc, and Hewlett-Packard Company

          3 STOCKHOLDERS RIGHTS AGREEMENT, dated as of June 30, 2000, between Novadigm, Inc. and Hewlett-Packard Company

          4 WARRANT to Purchase Common Stock issued by Novadigm, Inc. to Hewlett-Packard Company on June 30, 2000
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                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        NOVADIGM, INC.
                                        --------------
                                         (Registrant)



                                        By: /s/ WALLACE D. RUIZ
                                           -----------------------------
                                           Wallace D. Ruiz
                                           Vice President, Treasurer and
                                           Chief Financial Officer

Date: July 19, 2000


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EXHIBIT INDEX

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
EXHIBIT
NUMBER    DESCRIPTION
-------   -----------
   1 PRESS RELEASE, July 5, 2000 "HP Takes Equity Stake in Novadigm with Global Marketing, Sales and Technology Alliance"

   2 ALLIANCE AGREEMENT, dated as of June 30, 2000, between Novadigm, Inc, and Hewlett-Packard Company

   3 STOCKHOLDERS RIGHTS AGREEMENT, dated as of June 30, 2000, between Novadigm, Inc. and Hewlett-Packard Company

   4 WARRANT to Purchase Common Stock issued by Novadigm, Inc. to Hewlett-Packard Company on June 30, 2000
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